SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K



                                CURRENT REPORT


                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          Date of Report: May 5, 2003



                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)

                                                                               Reckson Associates Realty Corp. -
          Reckson Associates Realty Corp. - Maryland                                      11-3233650
        Reckson Operating Partnership, L.P. - Delaware                       Reckson Operating Partnership, L.P. -
(State or other jurisdiction of incorporation or organization)                            11-3233647
                                                                                   (IRS Employer ID Number)

                   225 Broadhollow Road                                                      11747
                    Melville, New York                                                    (Zip Code)
         (Address of principal executive offices)


                                    1-13762
                           (Commission File Number)


                                (631) 694-6900
             (Registrant's telephone number, including area code)


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Item 7.   Financial Statements and Exhibits

          (c)   Exhibits

          99.1 Reckson Associates Realty Corp. Earnings Press Release dated May 5, 2003


Item 9.   Regulation FD Disclosure

     On May 5, 2003, Reckson Associates Realty Corp. (the "Company") issued a press release announcing its consolidated financial results for the quarter ended March 31, 2003. A copy of this press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

     The information contained in this Current Report on Form 8-K, including
Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any registration statement filed by the Company or Reckson Operating Partnership, L.P. under the Securities Act of 1933, as amended.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RECKSON ASSOCIATES REALTY CORP.


                                      By: /s/ Michael Maturo
                                         ------------------------------------
                                         Michael Maturo
                                         Executive Vice President
                                         and Chief Financial Officer


                                      RECKSON OPERATING PARTNERSHIP, L.P.

                                      By:  Reckson Associates Realty Corp.,
                                           its General Partner

                                      By: /s/ Michael Maturo
                                         ------------------------------------
                                         Michael Maturo
                                         Executive Vice President
                                         and Chief Financial Officer


Date:  May 7, 2003


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


                                 EXHIBIT INDEX

     Exhibit Number                            Description

          99.1 Reckson Associates Realty Corp. Earnings Press Release dated May 5, 2003


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